To be filed: Tuesday, December 14, 1:00 p.m. PST/4:00 p.m. EST

CleanSpark Reports Fourth Quarter and Year End FY2022 Financial Results

2022 Revenue of $131.5 million, net loss of $(57.3) million and Adjusted EBITDA of $65.7 million

Q4 revenue of $26.2 million, net loss of $(42.3) million and Adjusted EBITDA of $2.9 million

Current hashrate surpasses 5.8 EH/s and daily mining high reaches 21.7 BTC

LAS VEGAS—CleanSpark, Inc. (Nasdaq: CLSK) (the "Company"), America's Bitcoin Miner™, today reported financial results for the three and twelve months ended September 30, 2022.

“Our business model and capital strategy continue to be standouts in our industry,” said Zach Bradford, CEO. “Despite macro headwinds in the economy and bitcoin mining industry, our infrastructure first approach and financial discipline have allowed us to grow in this bear market. We continue to execute our business plans with best-in-class efficient mining operations and by identifying potential accretive acquisitions while maintaining very little leverage on our balance sheet. This team continues to exceed my expectations and I’m so proud of them.”

“This is a world class team that has doubled, tripled and even quadrupled multiple key performance indicators this fiscal year,” said Gary A. Vecchiarelli, CFO. “Our revenue for fiscal year 2022, which ended on September 30, was $131.5M, almost a 250% increase over the prior year. However, we recognized a net loss of $57.3M for the year, of which $42.3M occurred in the fourth quarter. The majority of these fourth quarter losses were primarily due to impairment of goodwill and bitcoin balances, as well as non-cash charges due to modification of equity instruments. Even then, our adjusted EBITDA was $65.7M, a 500% increase over the prior year, which represents the power and scale of our business model. Our rapid growth has continued subsequent to our fiscal year end as we approach 6.0 EH/s, exceeding our calendar year end guidance once again. We have four impressive sites that we own 100% with no partners and little debt, which resulted in mining 3,750 bitcoins, a 320% increase in production for the fiscal year.”

Financial Highlights of Fiscal Year 2022

Financial Results for the Fiscal Year Ended September 30, 2022

•
Revenues for the year grew to $131.5 million, an increase of $92.2 million, or 235%, from $39.3 million in the prior year.
•
The Company recognized a net loss for the year of $(57.3) million, an increase of 163% compared to $(21.8) million in the prior year.
•
Adjusted EBITDA increased to $65.7 million, an increase of $54.5 million or 487% from $11.2 million in the prior year.

Financial Highlights of Fourth Quarter 2022

Financial Results for the Three Months Ended September 30, 2022

•
Revenues for the quarter grew to $26.2 million, an increase of $3.3 million, or 14%, from $22.9 million for the same prior year period.

To be filed: Tuesday, December 14, 1:00 p.m. PST/4:00 p.m. EST

•
The Company recognized a net loss for the three months ended September 30, 2022, of $(42.3) million, an increase of 683% compared to $(5.4) million for the same prior year period.
•
Adjusted EBITDA decreased to $2.9 million, a decrease of 73% from $10.6 million in the same prior year period.
•
The Company also saw sequential revenues decrease in the fourth quarter compared to the previous quarter. Revenues decreased from $31.0 million to $26.2 million, a change of $4.8 million or 15% from the third quarter. Net loss for the fourth quarter was $(42.3) million, increasing $13.0 million from the third quarter net loss of $(29.3) million. Adjusted EBITDA was $2.9 million, decreasing 81% from $15.2 million in the preceding quarter.

Balance Sheet Highlights as of September 30, 2022

Assets

•
Cash: $20.5 million
•
Bitcoin: $11.1 million
•
Total Current assets: $50.8 million
•
Total Mining assets (including prepaid deposits & deployed miners): $386.6 million
•
Total Assets: $452.6 million

Liabilities and Stockholders' Equity

•
Current Liabilities: $34.0 million
•
Total Liabilities: $48.6 million
•
Total Stockholders' Equity: $404.0 million

The Company had working capital of $16.8 million and $21.2 million of debt as of September 30, 2022.

2023 Outlook and Commentary

Management will discuss plans for 2023, including a revision to its calendar 2023 year-end guidance, on its conference call today. Earlier this year, the Company announced a partnership with Lancium. As part of the agreement, Lancium agreed to build clean campuses in west Texas to host 200 MW, or about 6.6 EH/s. Lancium informed CleanSpark that capital constraints have affected their ability to meet their commitments. Expected completion dates have been pushed into late 2023 and, based on current market conditions, perhaps even later. For this reason, CleanSpark’s management team is revising 2023 calendar year-end guidance to 16 EH/s.

Investor Conference Call and Webcast

To be filed: Tuesday, December 14, 1:00 p.m. PST/4:00 p.m. EST

The Company will hold its fourth quarter and year end 2022 earnings presentation and business update for investors and analysts today, December 14, 2022, at 1:30p.m. PT / 4:30p.m. ET.

Webcast URL: https://www.cleanspark.com/investor-relations/clsk-earnings

The webcast will be accessible for at least 30 days on the Company's website and a transcript of the call will be available on the Company's website following the call.

About CleanSpark

CleanSpark (NASDAQ: CLSK) is America’s Bitcoin Miner™. In 2014, we started helping people achieve energy independence for their homes and businesses. In 2020, we began applying that expertise to develop sustainable infrastructure for Bitcoin, an essential tool for financial independence and inclusion. We strive to leave the planet better than we found it by sourcing and investing in low-carbon energy, like wind, solar, nuclear, and hydro. We cultivate trust and transparency among our employees, the communities we operate in, and the people around the world who depend on Bitcoin. CleanSpark is a Forbes 2022 America’s Best Small Company and holds the 44th spot on the Financial Times’ List of the 500 Fastest Growing Companies in the Americas. For more information about CleanSpark, please visit our website at www.cleanspark.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "forecasts," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions. Forward-looking statements contained in this press release include, but are not limited to statements under “2023 Outlook and Commentary” and other statements regarding the Company’s future results of operations and financial position, industry and business trends, equity compensation, business strategy, plans, market growth and its objectives for future operations.

The forward-looking statements in this press release are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the success of the Company’s bitcoin mining activities; the volatile and unpredictable cycles in the emerging

To be filed: Tuesday, December 14, 1:00 p.m. PST/4:00 p.m. EST and evolving industries in which the Company operates, increasing difficulty rates for bitcoin mining; bitcoin halving; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts; the expectations of future revenue growth may not be realized; ongoing demand for the Company's software products and related services; the impact of global pandemics (including COVID-19) on logistics and shipping and the demand for the Company’s products and services; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2022 and any subsequent filings with the SEC. The forward-looking statements in this press release are based upon information available to the Company as of the date of this press release, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and the Company’s statements should not be read to indicate that it has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

You should read this press release with the understanding that the Company’s actual future results, performance and achievements may be materially different from what it expects. The Company qualifies all of its forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this press release. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise.

Non-GAAP Measure

The Company presents Adjusted EBITDA, which is not a measurement of financial performance under generally accepted accounting principles in the United States ("GAAP"). Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company's non-cash operating expenses, the Company’s management believes that providing a non-GAAP financial measure that excludes non-cash and non-recurring expenses allows for meaningful comparisons between the Company's core business operating results and those of other companies, as well as providing the Company’s management with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time. In addition to management’s internal use of non-GAAP Adjusted EBITDA, the Company believes that this non-GAAP financial measure is also useful to investors and analysts in comparing the Company’s performance across reporting periods on a consistent basis.

The Company's Adjusted EBITDA measure may not provide information that is directly comparable to that provided by other companies in its industry, as other companies in its industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. The Company's Adjusted EBITDA is not a measurement of financial performance

To be filed: Tuesday, December 14, 1:00 p.m. PST/4:00 p.m. EST under GAAP and should not be considered as an alternative to operating income (loss) or as an indication of operating performance or any other measure of performance derived in accordance with GAAP. The Company’s management does not consider Adjusted EBITDA to be a substitute for, or superior to, the information provided by GAAP financial results.

The Company’s non-GAAP “Adjusted EBITDA” represents earnings before interest, taxes, depreciation and amortization that excludes (i) impacts of interest, taxes, and depreciation; (ii) significant non-cash expenses such as share-based compensation expense, unrealized gains/losses on securities, certain financing costs, other non-cash items that the Company believes are not reflective of its general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) impairment losses related to long-lived and digital assets, which include the Company’s bitcoin for which the accounting requires significant estimates and judgment, and the resulting expenses could vary significantly in comparison to other companies; and (iv) and impacts related to discontinued operations that would not be applicable to the Company’s future business activities.

Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, The Company expects that share-based compensation expense, which is excluded from Adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers, and directors.

The Company has also excluded impairment losses on assets, including impairments of its bitcoin in its non-GAAP financial measures, which may continue to occur in future periods as a result of the Company’s continued holdings of significant amounts of bitcoin. The Company’s non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with the Company’s Consolidated Financial Statements, which have been prepared in accordance with GAAP. The Company relies primarily on such Consolidated Financial Statements to understand, manage, and evaluate its business performance and uses the non-GAAP financial measures only supplementally.

See below for a reconciliation of non-GAAP Adjusted EBITDA to the most directly comparable performance measure presented in accordance with GAAP (i.e., net loss).

To be filed: Tuesday, December 14, 1:00 p.m. PST/4:00 p.m. EST

CLEANSPARK, INC.

CONSOLIDATED BALANCE SHEETS

	September 30, 2022		September 30, 2021
ASSETS
Current assets
Cash and cash equivalents, including restricted cash	$20,462,570		$18,040,327
Accounts receivable, net	27,029		307,067
Inventory	216,404		79,810
Prepaid expense and other current assets	7,930,614		2,137,801
Bitcoin	11,147,478		23,603,210
Derivative investment asset	2,955,890		4,905,660
Investment in equity security	—		260,772
Investment in debt security, AFS, at fair value	610,108		494,608
Current assets held for sale	7,425,881		7,897,066
Total current assets	$50,775,974		$57,726,321

Property and equipment, net	$376,781,380		$137,621,546
Operating lease right of use asset	550,930		663,802
Intangible assets, net	6,485,051		8,222,872
Deposits on mining equipment	12,497,111		87,959,910
Other long-term asset	3,989,652		875,538
Goodwill	—		12,048,419
Long-term assets held for sale	1,544,674		12,354,713
Total assets	$452,624,772		$317,473,121

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$24,661,860		$6,982,514
Operating lease liability	112,955		104,131
Finance lease liability	260,387		413,798
Acquisition liability	—		300,000
Contingent consideration	—		820,802
Current portion of long-term loans payable	7,786,049		—
Dividends payable	20,828		—
Current liabilities held for sale	1,198,696		1,441,777
Total current liabilities	$34,040,775	.	$10,063,022
Long-term liabilities
Operating lease liability, net of current portion	447,591		560,546
Finance lease liability, net of current portion	179,997		458,308
Loans payable, net of current portion	13,433,068		—
Long-term liabilities held for sale	511,530		674,779
Total liabilities	$48,612,961		$11,756,655

Stockholders' equity
Common stock; $0.001 par value; 100,000,000 shares authorized; 55,661,337 and 37,395,945 shares issued and outstanding as of September 30, 2022 and September 30, 2021, respectively	55,662		37,394
Preferred stock; $0.001 par value; 10,000,000 shares authorized; Series A shares; 2,000,000 authorized; 1,750,000 and 1,750,000 issued and outstanding as of September 30, 2022 and September 30, 2021, respectively	1,750		1,750
Additional paid-in capital	599,898,202		444,074,832
Accumulated other comprehensive income (loss)	110,108		(5,392)
Accumulated deficit	(196,053,911)		(138,392,118)
Total stockholders' equity	404,011,811		305,716,466

Total liabilities and stockholders' equity	$452,624,772		$317,473,121

To be filed: Tuesday, December 14, 1:00 p.m. PST/4:00 p.m. EST

CLEANSPARK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

To be filed: Tuesday, December 14, 1:00 p.m. PST/4:00 p.m. EST

	For the year ended

	September 30, 2022	September 30, 2021
Revenues, net
Bitcoin mining revenue, net	$130,999,686	$38,846,633
Other services revenue	524,759	440,472
Total revenues, net	131,524,445	39,287,105

Costs and expenses
Cost of revenues (exclusive of depreciation and amortization shown below)	41,233,650	5,263,029
Professional fees	6,469,064	6,538,062
Payroll expenses	40,920,163	21,181,905
General and administrative expenses	10,422,716	5,716,465
Gain on disposal of assets	(642,691)	—
Other impairment expense (related to bitcoin)	12,210,269	6,608,076
Impairment expense - other	250,000	—
Impairment expense - goodwill	12,048,419	—
Realized gain on sale of bitcoin	(2,567,101)	(3,104,378)
Depreciation and amortization	49,044,877	8,982,123
Total costs and expenses	169,389,366	51,185,282

Loss from operations	(37,864,921)	(11,898,177)

Other income (expense)
Other income	308,036	544,777
Change in fair value of contingent consideration	305,731	84,198
Realized gain on sale of equity security	665	179,046
Unrealized loss on equity security	(1,847)	(5,153)
Unrealized (loss) gain on derivative security	(1,949,770)	2,790,387
Interest income	190,540	221,488
Interest expense	(1,077,827)	(145,728)
Total other (expense) income	(2,224,472)	3,669,015

Loss before income tax expense or benefit	(40,089,393)	(8,229,162)
Income tax expense	—	—
Loss from continuing operations	$(40,089,393)	$(8,229,162)

Discontinued operations
Loss from discontinued operations	$(17,236,961)	$(13,582,848)
Income tax (expense) or benefit	—	—
Loss on discontinued operations	$(17,236,961)	$(13,582,848)

Net loss	$(57,326,354)	$(21,812,010)

Preferred stock dividends	335,439	177,502

Net loss attributable to common shareholders	$(57,661,793)	$(21,989,512)

Other comprehensive income (loss)	115,500	(5,392)

Total comprehensive loss attributable to common shareholders	$(57,546,293)	$(21,994,904)

Loss from continuing operations per common share - basic	$(0.95)	$(0.29)

Weighted average common shares outstanding - basic	42,614,197	29,441,364

Loss from continuing operations per common share - diluted	$(0.95)	$(0.29)

Weighted average common shares outstanding - diluted	42,614,197	29,441,364

To be filed: Tuesday, December 14, 1:00 p.m. PST/4:00 p.m. EST

Loss on discontinued operations per common share - basic	$(0.40)	$(0.46)

Weighted average common shares outstanding - basic	42,614,197	29,441,364

Loss on discontinued operations per common share - diluted	$(0.40)	$(0.46)

Weighted average common shares outstanding - diluted	42,614,197	29,441,364

To be filed: Tuesday, December 14, 1:00 p.m. PST/4:00 p.m. EST

CLEANSPARK, INC.

RECONCILIATION OF ADJUSTED EBITDA

(UNAUDITED)	Fiscal Year ended September 30,
	2022	2021
Revenues, net
Bitcoin mining, net	$130,999,686	$38,846,633
Other services revenue	524,759	440,472
Total revenues, net	$131,524,445	$39,287,105

Net loss	$(57,326,354)	$(21,812,010)
Adjustments:
Loss on discontinued operations	$17,236,961	$13,582,848
Other impairment expense (related to bitcoin)	12,210,269	6,608,076
Impairment expense - other	250,000	—
Impairment expense - goodwill	12,048,419	—
Depreciation and amortization	49,044,877	8,982,123
Share-based compensation expense	31,464,994	8,546,712
Other income	(308,036)	(544,777)
Change in fair value of contingent consideration	(305,731)	(84,198)
Realized gain on sale of bitcoin	(2,567,101)	(3,104,378)
Realized gain on sale of equity security	(665)	(179,046)
Unrealized loss of equity security	1,847	5,153
Unrealized loss (gain) of derivative security	1,949,770	(2,790,387)
Interest income	(190,540)	(221,488)
Interest expense	1,077,827	145,728
Gain on disposal of assets	(642,691)	—
Legal fees related to litigation	522,338	2,577,555
Legal fees related to financing & business development transactions	827,136	46,760
Severance expenses	404,749	—
PPP debt forgiveness	—	(531,169)
Total Adjusted EBITDA	$65,698,069	$11,227,502

	Three months ended September 30,
	2022	2021
Revenues, net
Bitcoin mining, net	$26,117,643	$22,747,990
Other services revenue	55,241	142,862
Total revenues, net	$26,172,884	$22,890,852

Net loss	$(42,301,149)	$(5,367,390)
Adjustments:
Loss on discontinued operations	$1,146,968	$7,527,592
Other impairment expense (related to bitcoin)	757,864	2,887,595
Impairment expense - other	250,000	—
Impairment expense - goodwill	12,048,419	—
Depreciation and amortization	16,385,130	5,428,178
Share-based compensation expense	13,949,127	(52,317)
Other income	—	(2,542)
Change in fair value of contingent consideration	40,060	(84,198)
Realized gain on sale of bitcoin	(540,674)	(2,432,313)
Realized gain on sale of equity security	—	(73,138)
Unrealized loss of equity security	—	104,067
Unrealized loss (gain) of derivative security	(194,106)	2,528,974
Interest income	(52,932)	(70,783)
Interest expense	702,868	99,429
Legal fees related to litigation	126,491	93,016
Legal fees related to financing & business development transactions	596,988	46,760
Severance expenses	14,044	—
Total Adjusted EBITDA	$2,929,098	$10,632,930

To be filed: Tuesday, December 14, 1:00 p.m. PST/4:00 p.m. EST

Three months ended June 30, 2022
Revenues, net
Digital currency mining revenue, net	$30,941,726
Other services revenue	86,055
Total revenues, net	$31,027,781

Net loss	$(29,340,223)
Adjustments:
Loss on discontinued operations	$13,104,147
Other impairment expense (related to bitcoin)	4,418,714
Depreciation and amortization	14,811,291
Share-based compensation expense	5,212,776
Realized loss on sale of bitcoin	5,234,482
Unrealized loss of derivative security	1,032,579
Interest income	(52,355)
Interest expense	314,383
Legal fees related to litigation	143,378
Legal fees related to financing & business development transactions	189,101
Severance expenses	102,117
Total Adjusted EBITDA	$15,170,390

Investor Relations Contact
Matt Schultz, Executive Chairman
ir@cleanspark.com

Media Contacts
Isaac Holyoak
pr@cleanspark.com

BlocksBridge Consulting
Nishant Sharma
cleanspark@blocksbridge.com